Exhibit 4.8


                                 AMENDMENT NO. 1
                                     TO THE
                           1996 SHAREHOLDERS AGREEMENT
                                  BY AND AMONG
                            W.P. STEWART & CO., LTD.
                      (SUCCESSOR TO GLOBAL REACH, LIMITED)
                                       AND
                           CERTAIN OF ITS SHAREHOLDERS

         This Amendment, dated as of December 29, 2000 (this "Amendment") is made by and among W.P. STEWART & CO., LTD., a Bermuda company (the "Corporation"), and certain shareholders of the Corporation who are parties to the 1996 Shareholders Agreement, dated as of May ___, 1996 (the "Agreement"), by and among Global Reach, Limited and certain of its shareholders. Terms used in this Amendment, but not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

                                    RECITALS:

         WHEREAS, Global Reach, Limited entered into the Agreement with certain of its shareholders on May ___, 1996;

         WHEREAS, on October 21, 1997, Global Reach, Limited changed its name to W.P. Stewart & Co., Ltd. and on March 13, 1998, further changed its name to Capital Managers Limited ("CML");

         WHEREAS, on October 30, 1998, CML merged into the Corporation and the Corporation assumed CML's obligations and rights under the Agreement;

         WHEREAS, Section 1(a) of the Agreement provides that the shareholders of the Corporation listed on Schedule I hereto (the "Shareholders") agree to vote their shares (the "Subject Shares") of the Corporation to elect certain persons to the Board of Directors of the Corporation;

         WHEREAS, the persons listed on Schedule II hereto (the "Agreement Parties") are all the shareholders of the Corporation which are parties to the Agreement;

         WHEREAS, the Corporation and the Agreement Parties desire to amend the Agreement as provided herein;

         WHEREAS, in accordance with the provisions of Section 4(d) of the Agreement, the Agreement may be modified with the written consent of the owners of at least 90% of the outstanding shares of the Corporation subject to the Agreement (the "Requisite Consent");

         WHEREAS, the Corporation consummated the initial public offering of its shares (the "IPO") on December 13, 2000; and

         WHEREAS, the persons listed on Schedule III hereto are all the Agreement Parties which have registration rights under Section 3(b) of the Agreement (the "Scheduled Shareholders").

         NOW  THEREFORE,   in   consideration  of  the  mutual  promises  herein
contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Section 1(a) of the Agreement is hereby deleted in its entirety.

2. Pursuant to the terms of the Agreement, following the IPO, the provisions of Sections 2 and 3(a) of the Agreement shall no longer be of any effect.

3. Following the IPO and the effectiveness of Section 1 of this Amendment, the Scheduled Shareholders shall be the only parties (other than the Corporation) to have any obligations or rights under the Agreement. The parties hereto therefore hereby agree that following the effectiveness of this Amendment, the only parties to the Agreement shall be the Corporation and the Scheduled Shareholders.

4. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall together constitute one and the same instrument. This Amendment shall be effective upon the execution of counterparts of this Amendment by the holders of the Requisite Consent; provided, however, that Section 1 to this Amendment shall become effective upon the execution of holders of 90% of the Subject Shares.

5. Except as expressly modified hereby, the Agreement shall remain in full force and effect in accordance with its terms.

6. This Amendment shall be construed and enforced in accordance with the laws of Bermuda, without regard to rules of such country governing conflict of laws.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


W.P. STEWART & CO., LTD.


/s/ Lisa Levey
---------------------------------
By: Lisa Levey
Title: General Counsel/Assistant Secretary


/s/ Kevin & Michaelane Aarons
---------------------------------
Kevin & Michaelane Aarons



---------------------------------
John A. Allison


/s/ David Altman
---------------------------------
David Altman


/s/ Shamell Amory
---------------------------------
Shamell Amory


---------------------------------
Scott Belair


---------------------------------
Ralph Belfiore


/s/ Stewart Bent
---------------------------------
Stewart Bent


/s/ David Blatcher
---------------------------------
David Blatcher

/s/ Robert Bloemer
---------------------------------
Robert Bloemer


/s/ Ernest Bott
---------------------------------
Ernest Bott



---------------------------------
Carmel Bourke


/s/ Katy Brash
---------------------------------
Katy Brash



---------------------------------
Richard Breeden


/s/ Marilyn G. Breslow
---------------------------------
Marilyn G. Breslow


Marilyn G. Breslow, as Trustee of
NICHOLAS MORRIS BRESLOW 1997 GRANTOR TRUST


/s/ Marilyn G. Breslow
---------------------------------
Marilyn G. Breslow

Marilyn G. Breslow, as Trustee of
NOAH JOSEPH BRESLOW 1997 GRANTOR TRUST


/s/ Marilyn G. Breslow
---------------------------------
Marilyn G. Breslow


---------------------------------
Edgar Brunner


/s/ Robert E. Burke
---------------------------------
Robert E. Burke

---------------------------------
Ed Butler


/s/ Paula Capra
---------------------------------
Paula Capra


/s/ Sylvia Cart
---------------------------------
Sylvia Cart


/s/ Elizabeth Casey
---------------------------------
Elizabeth Casey


/s/ John J. Casey
---------------------------------
John J. Casey


/s/ Kathleen & John Casey
---------------------------------
Kathleen & John Casey


/s/ Sandra (Vicente) Coleman
---------------------------------
Sandra (Vicente) Coleman


/s/ Patricia Conides
---------------------------------
Patricia Conides


/s/ Detra Dechabert
---------------------------------
Detra Dechabert


/s/ Katherine DeSilva
---------------------------------
Katherine DeSilva

/s/ Kevin Devos
---------------------------------
Kevin Devos


/s/ Regina Dodge
---------------------------------
Regina Dodge


---------------------------------
Anna Falconieri


---------------------------------
Alexander Farman-Farmaian


/s/ John Ferrer
---------------------------------
John Ferrer


---------------------------------
Christine A. Fowler

/s/ Joseph S. Frelinghuysen, Jr.
---------------------------------
Joseph S. Frelinghuysen, Jr.


---------------------------------
Michael J. Gillen


/s/ Stacy R. Golding
---------------------------------
Stacy R. Golding

THE GRAYMER FOUNDATION


---------------------------------
By:
Title:


/s/ Sarah Harkness
---------------------------------
Sarah Harkness


/s/ Cecilia Hartsell
---------------------------------
Cecilia Hartsell


/s/ Mark Henderson
---------------------------------
Mark Henderson


---------------------------------
Susan Hughes


/s/ Joann Hundtermark
---------------------------------
Joann Hundtermark


---------------------------------
Patricia Ingenito


David B. Jennison, as Trustee under
AGREEMENT OF TRUST DATED NOVEMBER 30, 1992
FBO David Jennison


---------------------------------
David B. Jennison

David B. Jennison, as Trustee under
AGREEMENT OF TRUST DATED NOVEMBER 30, 1992
FBO Matthew P. Jennison


---------------------------------
David B. Jennison


David B. Jennison, as Trustee under
AGREEMENT OF TRUST DATED NOVEMBER 30, 1992
FBO Peter Jennison


---------------------------------
David B. Jennison


/s/ Peter H. Jennison
---------------------------------
Peter H. Jennison


/s/ Philip D. Jennison
---------------------------------
Philip D. Jennison



---------------------------------
Carolyn Johnson


/s/ Frans Jurgens
---------------------------------
Frans Jurgens


---------------------------------
Helen Kahn

Helen Kahn, as Trustee of
HELEN KAHN REVOCABLE TRUST

------------------------------
Helen Kahn



---------------------------------
Richard Kahn


/s/ Robert Kahn
---------------------------------
Robert Kahn



---------------------------------
Stephen Kahn


/s/ Douglas Kaplar
---------------------------------
Douglas Kaplar


/s/ Kristen Killian
---------------------------------
Kristen Killian


/s/ Jefferson Kimball
---------------------------------
Jefferson Kimball


/s/ Silvia Knott-Martin
---------------------------------
Silvia Knott-Martin


/s/ Charles Lapusheski
---------------------------------
Charles Lapusheski


/s/ Susan Leber
---------------------------------
Susan Leber

/s/ Lisa Levey
---------------------------------
Lisa Levey


/s/ Celina Lin
---------------------------------
Celina Lin


/s/ Chad Livingston
---------------------------------
Chad Livingston


/s/ Rocco Macri
---------------------------------
Rocco Macri


---------------------------------
Carolann Marshall


---------------------------------
Kim Meacham


/s/ Ryan Melkonian
---------------------------------
Ryan Melkonian


/s/ Stephen E. Memishian
---------------------------------
Stephen E. Memishian


/s/ Karen Mitchell
---------------------------------
Karen Mitchell


Morgan Guaranty Trust Company of New York
And Judith Genatt, as Trustee of
SCHWARTZ TRUST -- FBO James Schwartz


/s/ Judith Genatt                         /s/ Sara Rubin
---------------------------------         -------------------------------------
Judith Genatt                             By:  Sara Rubin
                                          Title:  Vice President

Morgan Guaranty Trust Company of New York
And Judith Genatt, as Trustee of
SCHWARTZ TRUST -- FBO Jonathon Schwartz


/s/ Judith Genatt                         /s/ Sara Rubin
---------------------------------         -------------------------------------
Judith Genatt                             By:  Sara Rubin
                                          Title:  Vice President


Morgan Guaranty Trust Company of New York
And Judith Genatt, as Trustee of
SCHWARTZ TRUST -- FBO Kathryn Schwartz


/s/ Judith Genatt                         /s/ Sara Rubin
---------------------------------         -------------------------------------
Judith Genatt                             By:  Sara Rubin
                                          Title:  Vice President


---------------------------------
Marina Morgan


/s/ Brian Mullaney
---------------------------------
Brian Mullaney


/s/ Annika Myllari
---------------------------------
Annika Myllari


---------------------------------
Andrea Myron


/s/ Duncan Owles
---------------------------------
Duncan Owles


/s/ Ralph Palleschi
---------------------------------
Ralph Palleschi


---------------------------------
Chris Pandullo

/s/ Ernie Phillips
---------------------------------
Ernie Phillips


/s/ Alison Proshan
---------------------------------
Alison Proshan


/s/ Madeline Ramirez
---------------------------------
Madeline Ramirez


---------------------------------
Wendy Richter


---------------------------------
George Rifkin


---------------------------------
Kathleen Ritchie


Mary Elizabeth Rogers, as Trustee of
ROGERS TRUST -- FBO Ann Bronwyn Rogers


---------------------------------
Mary Elizabeth Rogers


---------------------------------
C. Graydon Rogers


/s/ David Scott Rogers
---------------------------------
David Scott Rogers


---------------------------------
Stuart Rogers

---------------------------------
Robert L. Rohn


---------------------------------
Robert Rosenthal


/s/ John Russell
---------------------------------
John Russell


Patricia B. Russell and Robert D. Gilliken, as Trustees of
MARITIAL TURST -- FBO Patricia Russell


/s/ Patricia B. Russell                       /s/ Robert D. Gilliken
---------------------------------             ---------------------------------
Patricia B. Russell                           Robert D. Gilliken


---------------------------------
Fred Ryan


/s/ Mike Ryan
---------------------------------
Mike Ryan


/s/ Peter Savasta
---------------------------------
Peter Savasta


---------------------------------
Richard Schmidt


/s/ Michael Schubert
---------------------------------
Michael Schubert

/s/ Robert L. Schwartz
---------------------------------
Robert L. Schwartz


---------------------------------
Harry W. Segalas


/s/ Bruce Seigel
---------------------------------
Bruce Seigel


---------------------------------
Barbara Ann Shelley


/s/ Hanna Shen
---------------------------------
Hanna Shen


---------------------------------
Stuart Shillingford


/s/ Henry Smith
---------------------------------
Henry Smith


---------------------------------
Samantha Smith


---------------------------------
Carl Spangler

/s/ Gregory Stewart
---------------------------------
Gregory Stewart


/s/ Lisa Stewart
---------------------------------
Lisa Stewart


/s/ Nancy Stewart
---------------------------------
Nancy Stewart


William P. Stewart, Jr., as Trustee of
STEWART TRUST 1987-FBO Gregory S. Stewart


/s/ William P. Stewart, Jr.
---------------------------------
William P. Stewart, Jr.


William P. Stewart, Jr., as Trustee of
STEWART TRUST 1987-FBO Jeffrey R. Stewart


/s/ William P. Stewart, Jr.
---------------------------------
William P. Stewart, Jr.


William P. Stewart, Jr., as Trustee of
STEWART TRUST 1992-FBO Jeffrey R. Stewart


/s/ William P. Stewart, Jr.
---------------------------------
William P. Stewart, Jr.


William P. Stewart, Jr., as Trustee of
STEWART TRUST 1987-FBO Lisa M. Stewart


/s/ William P. Stewart, Jr.
---------------------------------
William P. Stewart, Jr.

William P. Stewart, Jr., as Trustee of
STEWART TRUST 1987-FBO William P. Stewart III


/s/ William P. Stewart, Jr.
---------------------------------
William P. Stewart, Jr.


/s/ Daniel B. Strickberger
---------------------------------
Daniel B. Strickberger


/s/ Alexander Stucki
---------------------------------
Alexander Stucki


/s/ Frank Surita
---------------------------------
Frank Surita


/s/ Naoko Takemura
---------------------------------
Naoko Takemura


---------------------------------
Kach Tam


/s/ Charles Target
---------------------------------
Charles Target


---------------------------------
Debra Valenti


/s/ Jill Valenti
---------------------------------
Jill Valenti

/s/ E. Glynn Valentine
---------------------------------
E. Glynn Valentine


---------------------------------
Dennis Walsh


---------------------------------
John Ward


/s/ Barton Weisenfluh
---------------------------------
Barton Weisenfluh


/s/ Dionne Wilkinson
---------------------------------
Dionne Wilkinson


/s/ Kate Willis
---------------------------------
Kate Willis


---------------------------------
Chris Wills


---------------------------------
Alice Zoloto

                                   SCHEDULE I
                                  Shareholders

Marilyn G. Breslow
Stacy R. Golding
Robert Kahn
Philip D. Jennison
Stephen E. Memishian
C. Graydon Rogers
Robert Rohn
Robert L. Schwartz
Harry W. Segalas
William P. Stewart, Jr.
Daniel Strickberger

                                   SCHEDULE II
                            Parties to the Agreement

Kevin S. Aarons
Michaelane Aarons
John A. Allison
David Altman
Shamell Amory
Scott Belair
Ralph Belfiore
Stewart Bent
David Blatcher
Robert Bloemer
Ernest Bott
Carmel Bourke
Katy Brash
Richard Breeden
Marilyn G. Breslow
Edgar Brunner
Robert E. Burke
Ed Butler
Paula Capra
Sylvia Cart
Elizabeth Casey
John J. Casey
Kathleen & John Casey
Sandra (Vicente) Coleman
Patricia Conides
Detra Dechabert
Katherine DeSilva
Kevin Devos
Regina Dodge
Kaplar Douglas
Anna Falconieri
Alexander Farman-Farmaian
John Ferrer
Christine A. Fowler
Joseph S. Frelinghuysen, Jr.
Michael J. Gillen
Stacy R. Golding
The Graymer Foundation
Sarah Harkness
Cecilia Hartsell
Mark Henderson
Susan Hughes
Joann Hundtermark

Patricia Ingenito
Jennison Trust FBO David Jennison
Jennison Trust FBO Matthew P. Jennison
Jennison Trust FBO Peter Jennison
Peter H. Jennison
Philip D. Jennison
Carolyn Johnson
Frans Jurgens
Helen Kahn
Richard Kahn
Robert Kahn
Stephen Kahn
Helen Kahn Revocable Trust
Douglas Kaplar
Kristen Killian
Jefferson Kimball
Silvia Knott-Martin
Charles Lapusheski
Susan Leber
Lisa Levey
Celina Lin
Chad Livingston
Rocco Macri
Carolann Marshall
Kim Meacham
Ryan Melkonian
Stephen E. Memishian
Karen Mitchell
Marina Morgan
Brian Mullaney
Annika Myllari
Andrea Myron
Duncan Owles
Ralph Palleschi
Chris Pandullo
Ernie Phillips
Alison Proshan
Madeline Ramirez
Wendy Richter
George Rifkin
Kathleen Ritchie
Rogers Truat FBO Ann Brownyn Rogers
C. Graydon Rogers
David Scott Rogers
Stuart Rogers
Robert L. Rohn

Robert Rosenthal
John Russell
Patricia Russell Maritial Trust
Fred Ryan
Mike Ryan
Peter Savasta
Schwartz Trust - FBO James Schwartz
Schwartz Trust - FBO Jonathon Schwartz
Schwartz Trust - FBO Kathryn Schwartz
Robert L. Schwartz
Michael Schubert
Richard Schmidt
Harry W. Segalas
Bruce Seigel
Barbara Ann Shelley
Hanna Shen
Stuart Shillingford
Henry Smith
Samantha Smith
Carl Spangler
Gregory Stewart
Lisa Stewart
Nancy Stewart
William P. Stewart, Jr.
Daniel B. Strickberger
Alexander Stucki
Frank Surita
Naoko Takemura
Kach Tam
Charles Target
Debra Valenti
Jill Valenti
E. Glynn Valentine
Sandra Vicente
Dennis Walsh
John Ward
Barton Weisenfluh
Dionne Wilkinson
Kate Willis
Chris Wills
Alice Zoloto

                                  SCHEDULE III
                             Scheduled Shareholders

Kevin Aarons
John A. Allison
David Altman
Marilyn G. Breslow
Robert E. Burke
John J. Casey
Alexander Farman-Farmaian
John Ferrer
Christine A. Fowler
Joseph S. Frelinghuysen, Jr.
Michael J. Gillen
Stacy R. Golding
The Graymer Foundation
Patricia Ingenito
Jennison Trust FBO David Jennison
Jennison Trust FBO Matthew P. Jennison
Jennison Trust FBO Peter Jenison
Peter H. Jennison
Philip D. Jennison
Helen Kahn
Richard Kahn
Robert Kahn
Stephen Kahn
Carolann Marshall
Stephen E. Memishian
C. Graydon Rogers
David Scott Rogers
Stuart Rogers
Robert Rohn
Schwartz Trust - FBO James Schwartz
Schwartz Trust - FBO Jonathon Schwartz
Schwartz Trust - FBO Kathryn Schwartz
Robert L. Schwartz
Harry W. Segalas
Barbara Ann Shelley
William P. Stewart, Jr.
Daniel Strickberger
Debra Valenti
Sandra Vicente
Alice Zoloto